FIRST AMENDMENT TO LOAN AND STOCK PLEDGE AGREEMENT

This First Amendment to Loan and Stock Pledge Agreement (the "First Amendment") is made as of January 2, 2013, by and between DirecTECH Holding Company, Inc., a Delaware corporation (“DTHC”), Multiband Corporation, a Minnesota corporation (“Multiband”), Multiband NE Incorporated, a Delaware corporation, Multiband DV Incorporated, a Delaware corporation, Multiband SC Incorporated, a Louisiana corporation, Multiband EC Incorporated, a Kentucky corporation, and Multiband NC Incorporated, a Michigan corporation (the “Operating Entities” and together with Multiband, the “Borrowers”).

FACTS

A.           Borrowers and DTHC entered into a Loan and Stock Pledge Agreement dated January 2, 2009 (the "Loan Agreement") pursuant to which DTHC extended certain loans to Multiband Corporation as evidenced by the Multiband Secured Promissory Note dated January 1, 2009, in the original principal amount of $40,200,000.00 (the "Secured Note”).

B.           The Secured Note matures and is fully due and payable on January 2, 2013.

C.           Borrowers desire to extend the maturity of the Secured Note.

D.           DTHC is willing to extend the Secured Note on the terms set forth in this First Amendment.

AGREEMENTS

Borrowers and DTHC agree as follows:

1.           Note Balance. Borrowers acknowledge that the outstanding balance owing on the Secured Note as of December 31, 2012, is $29,151,819.77, exclusive of interest accruing after September of 2012 (the “Indebtedness”), and is owing without defense, counterclaim or offset, all of which Borrowers expressly release and waive.

2.           Definitions. All defined terms in the Loan Agreement will have the same meanings in this First Amendment unless otherwise provided in this First Amendment.

3.           Warranties and Representations. To induce DTHC to enter into this First Amendment, Borrowers represent and warrant to DTHC as follows:

(a)          The representations and warranties given by Borrowers in the Loan Agreement are true and correct in all material respects as of the date of this First Amendment, and are given by Borrowers with the same force and effect as though all of the representations and warranties are made on and as of the date of this First Amendment.

(b)          No material adverse changes have occurred in the condition of Borrowers, whether financial or otherwise, or in the earnings, affairs, or business prospects of Borrowers since the date the Loan Agreement was executed and delivered.

(c)          No Event of Default exists or has occurred as of the date of this First Amendment.

(d)          Borrowers have the legal power and authority to execute and deliver this First Amendment, the Note Rider, and the Assumption Documents (as defined below) and the officers of Borrowers executing this First Amendment have been duly authorized to execute and deliver this First Amendment, the Note Rider and the Assumption Documents, and bind Borrowers with respect to the provisions hereof.

(e)          This First Amendment and the Loan Agreement constitute legal, valid, and binding obligations of Borrowers, enforceable against them in accordance with their terms.

(f)          The Note Rider Agreement and Assumption Documents shall constitute legal, valid, and binding obligations of Borrowers, enforceable against them in accordance with their terms, upon execution and delivery at close.

4.           Covenants.

(a)          Borrowers confirm and acknowledge to DTHC that, as of the date of this First Amendment, Borrowers are in compliance with all of the affirmative and negative covenants set forth in the Loan Agreement.

(b)          In addition to the affirmative and negative covenants set forth in paragraph 6.2 of the Loan Agreement, Multiband further covenants to DTHC that, so long as any obligations are outstanding under the Secured Note, Multiband shall:

(i) not assume, incur, or guaranty new indebtedness (other than borrowings in the ordinary course of business under existing working capital facilities), including any new loans from Convergent Capital Partners, II, L.P. (“Convergent”), or any increase in the Senior Liabilities, as defined in the May 27, 2009, Subordination Agreement among Multiband, Convergent, DTHC and other Seller Parties (the “Subordination Agreement”); or

(ii) not acquire any assets (outside the ordinary course of business), operations or businesses, or effect a merger, consolidation, or other business combination with any person; or

(iii) except for scheduled payments as and when due as set forth in the Assumption Agreement of even date herewith (the “Comvest Assumption Agreement”) among DTHC, Multiband, Comvest Capital II, L.P., (“Comvest”), Bas Mattingly (“Mattingly”) and Bas Mattingly Master, LLC (“BMM”) (as in effect on the date hereof), not make any payments on the Mattingly Notes (as defined below).

5.           No New Advances. No additional amounts are being advanced by DTHC to Borrower.

6.           Payments on the Secured Note. In addition to payment of accrued interest owing as of the date hereof, including accrued interest for the fourth quarter of 2012, Multiband will make the following payments on the Secured Note pursuant to the terms of the First Note Rider attached as Exhibit B (the “First Note Rider”):

(a)          $7,000,000.00 on January 2, 2013 (the “Initial Payment”). The Initial Payment will be applied first to interest accruing on and after January 1, 2013, with the balance applied to principal.

(b)          (i) $500,000.00 in installments of principal, plus accrued interest, on February 1, March 1, April 1, June 1, July 1, Aug 1, October 1, and November 1, of 2013; and

(ii) $2,250,000.00 in installments of principal, plus accrued interest, on May 1, and September 1, 2013.

(c)          On January 15, 2014 (the “Maturity Date”) the entire remaining unpaid balance of principal and accrued interest owing on the Secured Note shall be paid in full.

(d)          Subject to the limitations contained in the Assumption Agreement, Multiband shall have the right to prepay the Secured Note at any time prior to the Maturity Date.

Upon payment in full of the Secured Note, DTHC will terminate its UCC filing with respect to Borrowers and provide such other evidence as Borrowers may reasonably request to evidence payment in full of the Secured Note.

7.           No Prepayment Penalty. Multiband shall have the right to prepay the Secured Note at any time without any prepayment penalty.

8.          Assumption of Mattingly Notes. Concurrent with the execution and delivery of the First Note Rider, Multiband will assume, and DTHC will be released from, all liabilities and obligations owing Comvest or BMM under the Amended and Restated September 2007 Mattingly Promissory Note in the original principal amount of $2,029,967.80, the Amended and Restated December 2007 Mattingly Promissory Note in the original principal amount of $2,932,016.54, and the Amended and Restated June 2008 Mattingly Promissory Note in the original principal amount of $1,792,219.18 (collectively, the “Mattingly Notes”). Multiband’s assumption of the Mattingly Notes will be without warranty or recourse of any kind against DTHC and will be evidenced by such documents, instruments, consents and releases as DTHC may require, all in form reasonably satisfactory to DTHC, including the consent and release of Comvest, BMM, and Mattingly and the consent of Convergent (the “Assumption Documents”). In consideration of, and contemporaneously with, Multiband’s assumption of the Mattingly Notes, DTHC shall make an equivalent reduction in the balance owing on the Secured Note equal to the amount assumed by Multiband under the Mattingly Notes.

9.           Interest. Interest shall accrue on the Secured Note at the rate of 8.25% through December 31, 2012, and 10.25% effective January 1, 2013. Upon the occurrence of an Event of Default, interest shall accrue at 12.25%.

10.         Financial Disclosures. In addition to any obligation to provide information under the Loan Agreement, Secured Note, Security Agreement, Guaranty, or other agreement, document, or instrument between DTHC and Borrowers or DTHC and Multiband, evidencing or relating to the Indebtedness (collectively, the “Loan Documents”), Multiband will provide to DTHC: (a) on a monthly basis: (i) fiscal 2013 monthly projected financial statements, including income statement, balance sheet, statement of cash flows including significant assumptions; (ii) current monthly actual financial statements, including income statement, balance sheet, statement of cash flows including significant assumptions; and (iii) a schedule of all accounts receivable and accounts payable; (b) on a weekly basis, a rolling 13 week cash flow projection updated each week to reflect actual results vs. projected results for each prior period, including footnotes to explain material variances; (c) all financial information provided to Convergent; (d) all term sheets, loan commitments letters or other proposal letters for financing, including conditional letters or proposals; and (e) such other financial reports and information as DTHC may reasonably request.

11.         Extension Fee and Expense Reimbursement. Concurrent with execution of this First Amendment and in consideration of the extension of the Secured Note on the terms set forth in this First Amendment, Multiband will pay $750,000.00 to DTHC as a loan extension fee (the “Loan Extension Fee”). In addition, concurrent with the execution of this First Amendment, Multiband will pay DTHC $65,000.00 in reimbursement of out-of-pocket expenses incurred by DTHC in connection with the preparation, negotiation, and execution of this First Amendment (the “Expense Reimbursement”).

12.         Conditions Precedent to Extension of Secured Note. DTHC's obligation to extend the term of the Secured Note and the effectiveness of Paragraphs 6 and 7 of this First Amendment are subject to the satisfaction of the following conditions precedent prior to January 2, 2013:

(a)         No Event of Default has occurred.

(b)         This Note Rider has been executed and delivered in original form to DTHC, together with such other loan documents as DTHC determines are reasonably necessary or appropriate to evidence and secure the Indebtedness.

(c)        Multiband has paid the Initial Payment.

(c)         No litigation, arbitration, administrative proceeding, or other similar proceeding affecting Borrowers or any collateral given to secure payment and performance of the Indebtedness has been commenced or has been threatened.

(d)         DTHC has received an original executed First Note Rider, Assumption Documents (including the Comvest Assumption Agreement), and consents of Comvest, Convergent, BMM and Mattingly, all in a form acceptable to DTHC in its sole discretion.

(e)         Lack of objection by the DTHC ESOP Trustee.

(f)          DTHC shall have received the Loan Extension Fee and Expense Reimbursement.

(g)         Borrowers shall have delivered such resolutions, consents and certifications, and legal opinions as DTHC shall reasonably request to evidence Borrower’s authority to enter into the transactions described herein, all in form satisfactory to DTHC.

(h)        The warranties and representations set forth in Paragraph 3 above shall continue to be true and correct in all material respects.

(i)          Borrowers are in compliance with all of the affirmative and negative covenants set forth in the Loan Agreement.

13.         Ratification and Continued Effect. All provisions of the Loan Documents remain in full force and effect except to the extent any provision has been expressly amended, supplemented, or deleted by this First Amendment, and are hereby ratified and affirmed. For the avoidance of doubt, the Borrowers have: (a) guarantied obligations owing to DTHC, including all obligations and liabilities under the Loan Agreement and Secured Note, pursuant to the terms of a Guaranty dated January 2, 2009 among DTHC and Borrowers (the “2009 Guaranty”); and (b) secured their obligations to DTHC pursuant to the terms of a Security Agreement dated January 2, 2009 among DTHC and Borrowers (the “2009 Security Agreement”). Borrowers collectively and individually expressly ratify and affirm the 2009 Guaranty and 2009 Security Agreement and agree and acknowledge that, notwithstanding the amendment, modification, renewal or extension of the Secured Note under this First Amendment, or any other matter or circumstance, the Multiband Guaranty and Multiband Security Agreement continue in full force and effect in accordance with their terms, and the Indebtedness and performance of the Loan Agreement and Secured Note remain secured by any and all security agreements, guarantees, pledge agreements, assignments and all other security documents and instruments that have been or in the future are given by Borrowers to DTHC.

14.         Release of Multiband. In consideration of the general Multiband release and other consideration provided herein, DTHC waives and releases Multiband from all damages, claims and costs, arising in connection with: (a) any claim of default by Woody D. Bilyeu and/or Bilyeu Bucks LLC related to their promissory notes with DTHC and any affiliated parties; and (b) claims to indemnification (but excluding the Excluded Claims which are expressly reserved), asserted and tendered by DTHC to Multiband prior to the date of this First Amendment, including asserted and tendered claims relating to: (i) the DOL investigation and complaint; (ii) Woody D. Bilyeu, Bilyeu Bucks LLC and Mary Bilyeu; and (iii) DTHC’s participation in any Multiband public offering. DTHC warrants and represents that it is not aware of any other claim to indemnity against Multiband other than the Excluded Claims and claims listed above at (b)(i) through (b)(iii). For purposes of this paragraph, Excluded Claims means any claim for, or right to: (a) through and including calendar year 2014, the $200,000.00 annual D&O premium payment; and (b) indemnity for: (i) Civil Action No. 11-00056, pending in the Commonwealth of Massachusetts Superior Court; (ii) Claim No. 709-137116, pending in the Freehold Workers’ Compensation Court, Claim No. 709-137116; and (iii) the matter of Bethani M. Burnes v Liberty Mutual Fire Insurance Company, Donlen Trust, DTHC Holding Company, Inc, and Christopher Pritchard, 26th JDC No. 72511-E, Webster Parish, Louisiana.

For the avoidance of doubt, nothing in this paragraph shall be deemed to discharge, release or in any way impair or affect: (a) any DTHC claim for, or right to, indemnity not expressly asserted or tendered by DTHC prior to the date of this First Amendment with respect to any matter; (b) Multiband’s liability for the Indebtedness; (c) any security for the Secured Note; or (d) any obligation or undertaking of Multiband under the Secured Note or any other agreement relating to the Indebtedness, including the January 2, 2009 Security Agreement.

15.         Release of DTHC. In consideration of the financial accommodations extended to Multiband, including the extension of the maturity date of the Secured Note, Multiband releases and discharges DTHC and its directors, officers, agents, and shareholders (the “Released Parties”), of and from all actions, claims, counterclaims, and demands whatsoever, known or unknown, that Multiband now has or may have in the future against any one or more of the Released Parties based on circumstances, representations, promises, conduct, or other actions or inactions of any kind occurring prior to or on the date of this First Amendment, including, without limitation, any Multiband claim or right to indemnity for any reason against the Released Parties.

16.         Cross Default. In addition to the Events of Default set forth in the Loan Agreement, the Secured Note and related loan documents, a default by Multiband with respect to the Senior Liabilities (as defined in the Subordination Agreement) shall constitute a default under the Secured Note and related loan document

17.         References; Ratification; Waiver; Capitalized Terms.

(a)           Upon the effectiveness of this First Amendment, on and after the date of this First Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended by this First Amendment.

(b)           This Amendment contains the entire understanding of the parties with respect to its subject matter and supercedes any prior or contemporaneous understandings of the parties with respect to such subject matter.

(c)           The execution, delivery, and effectiveness of this First Amendment shall not operate as a waiver of any right, power, or remedy of DTHC, nor constitute a waiver of any provisions of the Loan Agreement or any other Loan Documents.

18.         Entire Agreement. The Loan Agreement, as amended by this First Amendment, and the Loan Documents contain all of the understandings with respect to the Indebtedness, and supersede any prior written or oral agreement. This First Amendment is and will be binding upon and inures and will inure to the benefit of the parties to this First Amendment and their respective successors and assigns.

19.         Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile, email, or other electronic means, and that facsimile and electronic signatures shall be treated as originals for all purposes.

This First Amendment has been signed as of the date stated on the first page of this First Amendment.

BORROWERS:

Dated: 1/3/13	MULTIBAND CORPORATION,
a Delaware corporation

	By:	/s/ James L. Mandel
Name: James L. Mandel
Title: CEO

Dated: 1/3/13	MULTIBAND NE INCORPORATED,
a Delaware corporation

	By:	/s/ James L. Mandel
Name: James L. Mandel
Title: President and CEO

Dated: 1/3/13	MULTIBAND DV INCORPORATED,
a Delaware corporation

	By: :	/s/ James L. Mandel
Name: James L. Mandel
Title: President and CEO

[Signatures continue on following page]

Dated: 1/3/13	MULTIBAND SC INCORPORATED,
a Louisiana Corporation

	By: :	/s/ James L. Mandel
Name: James L. Mandel
Title: President and CEO

Dated: 1/3/13	MULTIBAND EC INCORPORATED,
a Kentucky corporation

	By: :	/s/ James L. Mandel
Name: James L. Mandel
Title: President and CEO

Dated: 1/3/13	MULTIBAND NC INCORPORATED,
a Michigan corporation

	By: :	/s/ James L. Mandel
Name: James L. Mandel
Title: President and CEO

Dated: 1/4/13	DIRECTECH HOLDING COMPANY, INC.,
a Delaware corporation

	By:	/s/ Bernie Schafer
Name: Bernie Schafer
Title: President and CEO